Exhibit 10.3

EQUITY PLEDGE AGREEMENT

股权质押协议

This Equity Pledge Agreement (hereinafter this “Agreement”) is dated Sep 20th, 2018, and is entered into in Hangzhou, People’s Republic of China (“PRC” or “China”) by and among Hangzhou Ruiran Technology Co., Ltd (“Pledgee”), [●] (“Domestic Enterprise”) and each of the shareholders listed on the signature pages hereto (each a “Pledgor” and collectively, the “Pledgors”) of Domestic Enterprise.

此《股权质押协议》（以下称“协议”）于2018年9月20日在中华人民共和国（“PRC”或“中国”）杭州市，由杭州迎然科技有限公司（“质权人”）, [●]（“内资公司”）以及签字页所示的内资公司的股东（各股东分别或统称为“出质人”）共同订立。

RECITALS

前言

1.  The Pledgee incorporated in the PRC as a foreign investment enterprise and specializes in development, service, consultation and transfer of internet information technology, communication equipment, electronic products and computer hardware and software (collectively the “Business”).

质权人为根据中国法成立的外商投资企业，专业从事网络信息技术、通讯设备、电子产品、计算机软硬件的技术开发、技术服务、技术咨询、成果转让（总称为“业务”）。

2. Domestic Enterprise is mainly engaged in development, service, consultation and transfer of internet information technology, computer hardware and software, internet communication technology, e-commerce technology, new energy technology, multimedia technology and electronic products (collectively the “Business”).

内资公司主要从事计算机网络技术、计算机软硬件、网络通信技术、电子商务技术、新能源技术、多媒体技术、电子产品的技术开发、技术服务、技术咨询、成果转让（总称为“业务”）。

3. The Pledgors are shareholders of the Domestic Enterprise, legally holding 100% of the issued and outstanding equity interests of the Domestic Enterprise (collectively the “Equity Interest”).

出质人系内资公司的股东，持有内资公司股权的100%（以下统称“股权”）。

4.  On Sep 20th 2018, Pledgee, Pledgors and Domestic Enterprise entered into Voting Rights Proxy Agreement and Power of Attorney thereunder (collectively, “Voting Proxy Agreement”), pursuant to which Pledgors irrevocably authorize Pledgee to exercise their voting rights of shareholder in Domestic Enterprise;

出质人、质权人与内资公司于2018年9月20日签订了《股东表决权代理协议》及其相应的《授权委托书》（以下统称“《股东表决权代理协议》”），根据该等文件的规定，出质人不可撤销地全权委托质权人代表出质人行使其在内资公司中的全部股东表决权利；

On Sep 20th 2018, Pledgee, Pledgors and Domestic Enterprise entered into Call Option Agreement (“Call Option Agreement”), pursuant to which, the Pledgors shall, upon the request of Pledgee, to the extent permitted under PRC laws, transfer to Pledgee and/or other entity or individual designated by the Pledgee all or parts of Equity Interest and/or assets of Domestic Enterprise;

出质人、质权人与内资公司于2018年9月20日签订了《购买选择权协议》（以下统称“《购买选择权协议》”），根据该协议的规定，出质人应在中国法律允许的条件下，根据质权人的要求，向质权人和/或其指定的任何其他实体或个人转让其在内资公司中持有的全部或者部分股权和/或全部或部分资产；

On Sep 20th 2018, Pledgors and Domestic Enterprise entered into Consulting Services Agreement (“Consulting Services Agreement”), pursuant to which Domestic Enterprise shall pay Pledgee consulting and services fees in connection with consulting services and other services related to the business of the Domestic Enterprise;

质权人与内资公司于2018年9月20日签订了《咨询服务协议》（以下统称“《咨询服务协议》”），内资公司需向质权人就其提供的咨询和其他与内资公司业务相关的服务支付咨询和服务费；

On Sep 20th ,2018, Pledgee and Domestic Enterprise entered into Operating Agreement (“Operating Agreement”), pursuant to which, Domestic Enterprise agrees to cooperate with Pledgee and provide related services according to such agreement.

质权人与内资公司于2018年9月20日签订了《经营协议》（以下统称“《经营协议》”），根据该协议，内资公司同意根据该协议的条款与质权人进行业务合作，并向质权人提供相关服务。

5.  As for the Pledgors and Domestic Enterprise, to provide security for the performance of Contractual Obligations and the repayment of Secured Indebtedness , the Pledgors hereby agree to pledge or create first ranking charge over Equity Interests in favor of Pledgees and Domestic Enterprise agrees such Pledge.

作为出质人和内资公司对合同义务的履行以及对担保债务清偿的担保，出质人愿意在法律允许可的范围内将其持有的全部内资公司股权出质给质权人，并赋予质权人第一受偿质押权，且公司同意该等股权质押安排。

NOW THEREFORE, the Pledgee and the Pledgors through mutual negotiations hereby enter into this Agreement based upon the following terms:

因此，质权人和出质人经相互协商签订以下协议，以资遵守：

1.  Definitions and Interpretation. Unless otherwise provided in this Agreement, the following terms shall have the following meanings:

定义和解释。如果该协议不另作说明，下述条款将有下述含义：

1.1 “Pledge” refers to the full content of Section 2 hereunder.

“质押”指的是下文第2节的全部内容。

1.2 “Contractual Obligations” refers to all obligations of Pledgors under Voting Rights Proxy Agreement and Call Option Agreement, all obligations of Domestic Enterprise under Voting Rights Proxy Agreement, Consulting Service Agreement, Operating Agreement and Call Option Agreement and all obligations of Pledgors and Domestic Enterprise under this Agreement.

“合同义务”指出质人在《股东表决权代理协议》和《购买选择权协议》项下所负的所有合同义务；内资公司在《股东表决权代理协议》、《咨询服务协议》、《经营协议》和《购买选择权协议》项下所负的所有合同义务；出质人与内资公司在本协议项下所负的所有合同义务。

1.3 “Secured Indebtedness” refers to all direct, indirect, derivative and foreseeable losses incurred by the Events of Default (see below) of Pledgors and/or Domestic Enterprise, the amount of which is including without limitation the reasonable business plan and profit forecast and fees for the enforcement by Pledgee of Contractual Obligations of Pledgor and /or Domestic Enterprise under this Agreement.

“担保债务” 指质权人因出质人和/或内资公司的任何违约事项(如下文定义)而遭受的全部直接、间接、衍生损失和可预计利益的丧失，该等损失的金额的依据包括但不限于质权人合理的商业计划和盈利预测；及质权人为强制出质人和/或内资公司执行其合同义务而发生的所有费用。

1.4 “Equity Interest” refers to all the equity interests in the Domestic Enterprise legally held by the Pledgors.

“股权”指的是由出质人合法拥有的在内资公司中的全部股权。

1.5 “Term of Pledge” refers to the period provided for under Section 3.2 hereunder.

“质押期限”指的是下文3.2节所提到的期限。

1.6 “Event of Default” refers to any event in accordance with Section 7.1 hereunder.

“违约事项”指的是下文7.1节所列任何事项。

1.7 “Notice of Default” refers to the notice of default issued by the Pledgee in accordance with this Agreement.

“违约通知” 指的是由质权人根据本协议发出的违约通知。

2.  The Pledge.

质押。

2.1 The Pledgors hereby pledge the all their Equity Interest to the Pledgee as a security for the performance of Contractual Obligations and repayment of the Secured Indebtedness (the “Pledge”). Pursuant thereto, the Pledgee shall have priority in receiving payments from the evaluation or the proceeds from the auction or sale of the Equity Interest. The Equity Interest shall hereinafter be referred to as the “Pledged Collateral”.

出质人谨此向质权人质押其各自持有的内资公司的全部股权以作为合同义务履行和担保债务偿还的担保（“质押”）。依照该协议，质权人将从股权权益的拍卖或销售的价款获得优先受偿权。股权以下称为“质押权利”。

2.2 During the term hereof, the Pledgee shall not be liable in whatsoever manner for any diminution in value of the Pledged Collateral and the Pledgors shall have no right to seek any form of recourse or bring any claims against the Pledgee in connection therewith, except where such diminution arises out of any willful conduct of the Pledgee or out of its gross negligence.

在本协议有效期间，除非因质权人的故意或与重大过失，对质押权利发生任何价值减少的情况，质权人都不负任何责任，出质人也无权对质权人进行任何形式的追索或提出任何要求。

2.3 Without prejudice to above Article 2.2, if the Pledged Collateral is likely to suffer such a manifest value diminution as to impair the rights of the Pledgee, the Pledgee may at any time auction or sell the Pledged Collateral on behalf of the Pledgors and may, as agreed with the Pledgors, apply the proceeds from such auction or sale towards early full satisfaction of the Secured Indebtedness, or deposit (entirely at the cost of the Pledgee) such proceeds with a notary organ of the place of the Pledgee.

在不违反上述2.2条规定的前提下，若质押权利有任何价值明显减少的可能，足以危害质权人权利的，质权人可以随时代理出质人拍卖或者变卖质押权利，并与出质人协议将拍卖或者变卖所得的价款用于提前清偿担保债务或者向质权人所在地公证机关提存(由此所发生之任何费用全部由质权人承担)。

2.4 The Pledgors may not increase the capital of Domestic Enterprise except with prior consent of the Pledgee. Any increase in the capital contributed by the Pledgors to the registered capital of Domestic Enterprise as a result of any capital increase shall become part of the Pledged Collateral. To the extent permitted by PRC Laws, Pledgors shall register the pledge for increased capital with administration for industry and commerce as practical as possible. Domestic Enterprise undertakes to cooperate with Pledgors to complete above registration for Pledged Collateral.

在质权人事先同意的情况下，出质人方可对内资公司增资。出质人因对内资公司增资而在内资公司注册资本中增加的出资额亦属于质押权利。在中国法律允许的前提下，出质人应在完成增资后，尽快将该新增出资额对应的股权质押于相关工商行政管理部门办理出质登记。内资公司承诺其将配合出质人完成本条所述的股权质押工商出质登记事宜。

2.5 The Pledgors agree to waive any right of dividend distribution in respect of the Pledged Collateral except with prior written consent of the Pledgee during the term of the Pledge.

除非质权人另行书面同意，出质人承诺在质押存续期间内放弃就质押权利进行分红的权利。

2.6 Subject to Article 2.5, any dividend or distribution received by the Pledgors in respect of the Pledged Collateral, or any assets received by the Pledgors on the termination, liquidation or dissolution of the Domestic Enterprise, shall be deposited into an account designated by the Pledgee, which shall be inspected by the Pledgee and used for the payment of Secured Indebtedness in the first priority.

受限于第2.5款的规定，在不违反中国法律的前提下，出质人因质押权利而分得的股利或分红或资产权益分配应全额补偿给质权人，存入质权人的指定账户内，受质权人监管，并用于首先清偿担保债务。

3. Term of Pledge.

质押期限。

3.1 The Pledge Agreement shall take effect as of the date when this Agreement is duly signed or chopped by all the parties; the effectiveness and execution of this Agreement will not be affected by the pledge registration specified under Section 4 herein. This Agreement shall in full force and effective until the Domestic Enterprise and Pledgee’s satisfaction of all Contractual Obligations and settlement of all Secured Indebtedness (the “Term”). Upon Pledgee’s request, the Domestic Enterprise shall extend its operation period to sustain the effectiveness of this Agreement.

本协议自各方签署或盖章之日起生效。第4条规定之质押登记不影响本协议的生效和执行。有效期限（“期限”）将在内资公司和出质人充分履行合同义务或担保债务被完全清偿时到期。经质权人要求，内资公司应延长经营期限以使本协议的效力得以持续。

3.2  During the Term, the Pledgee shall be entitled to vote, control, sell, or dispose of the Pledged Collateral in accordance with this Agreement, including without limitation, disposing and having priority in repayment through auction or sale of Pledged Collateral, in the event that the Domestic Enterprise does not perform its obligations under the Consulting Services Agreement or any Events of Default occur. The Pledgee shall not bear any loss raised from the performance of aforesaid remedy rights and powers.

在期限之内，如果内资公司没有履行合同义务，或发生任何违约事项，质权人有权根据本协议投票、控制、出售或处分质押权利，包括(但不限于)拍卖或变卖质押权利以优先受偿。质权人对其合理行使该等权利和权力造成的任何损失不负责任。

3.3 During the Term, the Pledgee shall be entitled to collect any and all dividends declared or paid in connection with the Pledged Collateral.

在期限之内，出质人应将所有已宣告或已支付的与质押权利有关的红利转让给质权人。质权人有权收取该等价款。

3.4 Upon full and complete performance by the Pledgors and the Domestic Enterprise of all of their Contractual Obligations, the Pledgee shall, at the request of the Pledgors, release the Equity Pledge hereunder and cooperate with the Pledgors in relation to both the deregistration of the Equity Pledge in the shareholders’ register of Domestic Enterprise and the deregistration of the Equity Pledge with the relevant industry and commerce administration; reasonable costs arising out of such release of Equity Pledge shall be borne by the Pledgee.

在出质人和内资公司充分、完全地履行了所有的合同义务和清偿了所有的担保债务后，质权人应根据出质人的要求，解除本协议下的股权质押，并配合出质人办理注销在公司的股东名册内以及在内资公司的主管工商行政管理部门处所作的股权质押的登记，因解除股权质押而产生的合理费用由质权人承担。

4. Pledge Procedure and Registration.

质押程序和登记。

4.1 The Pledge shall be recorded in the Domestic Enterprise’s Register of Shareholders.

质押应在内资公司股东名册上载明。

4.2 Domestic Enterprise shall record the Pledge in the Domestic Enterprise’s Register of Shareholders which shall be provided to the Pledgee. To the maximum extent permitted by the PRC laws, the Pledgors and Pledgee will file the application with Administration for Industry and Commerce with competent authority to register the Pledge within the term of this Agreement.

内资公司应在本协议签署之日，在内资公司股东名册中登记质押，并向质权人提供该股东名册。在中国法律最大的许可范围内，出质人和质权人将在本协议期限内向具有权限的工商行政管理机关申请登记质押。

4.3 Pledgors and Pledgee agree to use their best efforts to take any action required for the completion of the registration of the Pledge, including without limitation, the execution of documents, the payment of filing fees and submission of applications.

出质人和质权人将尽其最大努力进行任何完成质押登记所需要的行动，包括但不限于签署文件、支付申报费用及提交申请。

5.  Representation and Warranties of Pledgors.

出质人的陈述和保证。

5.1 The Pledgors are the legal owners of the Pledged Collateral, free from any ongoing dispute as to the ownership thereof; and the Pledgors have the right to dispose of the Pledged Collateral or any part thereof.

在本协议生效时，出质人是质押权利的唯一合法所有人，没有任何现存的有关质押权利所有权的争议。出质人有权处分质押权利及其任何部分。

5.2 Other than to the Pledgee, the Pledgors have not pledged the Pledged Collateral to any other party, and the Pledged Collateral is not encumbered to any other party.

除质权人以外，出质人没有将质押权利质押给其它任何人或在质押权利上为其他人设定权利负担。

The Pledgors and the Domestic Enterprise represent and warrant that the execution of this Agreement would not violate any loan agreement, guaranty agreement, business agreement or other contract with material affect on the operation of the Domestic Enterprise, to which the Domestic Enterprise has been a party.

出质人和内资公司陈述并保证：本协议的签订并不违反任何公司作为一方签署的任何借款协议、担保协议、业务合同或其他对公司业务有重大影响的合同。

6.  Representations and Warranties of Pledgors and the Domestic Enterprise.

出质人与内资公司的陈述和保证

6.1 During the Term, the Pledgors represent and warrant to the Pledgee for the Pledgee’s benefit that the Pledgors shall:

在期限内，出质人向质权人陈述并保证：基于质权人的利益，出质人必须做到：

6.1.1 Not transfer or assign the Pledged Collateral, nor create or permit to create any new pledge or encumbrance to the Pledged Collateral which may adversely affect the rights and/or benefits of the Pledgee without the Pledgee’s prior written consent. Furthermore, without the Pledgee’s prior written consent, the Domestic Enterprise would not assist or allow the Pledgor to transfer the Pledged Collateral or create any new pledge or encumbrance to the Pledged Collateral

未经质权人事先书面同意，不得转让质押权利，不得设立或允许设立任何新的质押或权利负担。未经质权人的事先书面同意，内资公司将不会协助或允许出质人在质押权利上设立任何新的质押或其他任何担保权益，或将质押权利转让。

The Pledgor and the Domestic Enterprise warrant that the registered capital of the Domestic Enterprise would not be altered, the Pledgor’s investment percentage of the Domestic Enterprise would not be altered, either, without the prior written consent of the Pledgee.

未经质权人事先书面同意，出质人和内资公司保证不变更公司注册资本，不变更出质人的出资比例。

6.1.2 Comply with the laws and regulations with respect to the Pledge; present to Pledgee any notices, orders or advisements with respect to the Pledge that may be issued or made by a competent PRC authority within five (5) days upon receiving such notices, orders or advisements; comply with such notices, orders or advisements; or object to the foregoing matters upon the reasonable request of the Pledgee or with consent from the Pledgee.

遵守与质押相关的法律、法规；在接到中国主管单位发布或制作的关于抵押的公告、命令或者广告5天内转交给质权人；遵守这些公告、命令或者广告；或者根据质权人合理要求或经质权人允许而对上述公告、命令或广告提出异议；

6.1.3 Timely notify the Pledgee of any events which may affect the Pledged Collateral or the Pledgors’ rights thereto, or which may change any of the Pledgors’ warranties or affect the Pledgor’s performance of their obligations under this Agreement.

及时通知质权人那些可能影响质押权利或出质人对质押权利的事件，或可能改变出质人在本协议下的保证或影响出质人履行本协议项下义务的事件。

6.2 The Pledgors agree that the Pledgee’s right to the Pledge pursuant to this Agreement shall not be suspended or inhibited by any legal proceedings initiated by the Pledgors, jointly or separately, or by any successor of or any person authorized by the Pledgors.

出质人同意，质权人对依本协议对质押的权利不应被由出质人、出质人继承者、出质人授权的人（单独或共同）提起的法律程序所中止或禁止。

6.3 The Pledgors represent and warrant to the Pledgee that in order to protect and perfect the execution of this Agreement, the creation of the Pledge and the registration at the relevant authority, the Pledgors and the Domestic Enterprise shall hold necessary shareholder and board meetings, execute necessary resolutions and legal documents and/or take other necessary actions in accordance with PRC laws, administrative regulations and its Articles of Association.

出质人向质权人陈述并保证：出质人和内资公司为确保本协议的签订、质权的设定以及职权行事之目的而按照中国法律、行政法规和公司章程召开必要的公司股东会、董事会，并签署必要的决议等法律文件，并采取其他必要的行动。

6.4 The Pledgors represent and warrant to the Pledgee or its appointed representative (whether a natural person or a legal entity) that they will execute all applicable and required amendments in connection with the registration of the Pledge, and within a reasonable amount of time upon request, provide the relevant notice, order and decision regarding such registration to the Pledgee.

出质人向质权人或其指定代表（自然人或法人机构）陈述并保证：其会签署与质押登记有关的所有适用且必要的修正文件，并且根据要求在合理的时间内向质权人提供与登记相关的通知、命令或决定。

6.5 The Pledgors represent and warrant to the Pledgee that they will abide by and perform all relevant guarantees, covenants, warranties, representations and conditions necessary to insure the rights of the Pledgee under this Agreement. The Pledgors shall compensate all the losses suffered by the Pledgee as a result of the Pledgors’ failure to perform any such guarantees, covenants, warranties, representations or conditions.

出质人向质权人陈述并保证：其会遵守和履行所有相关的担保、承诺、保证、陈述和条件来保证本协议项下质权人的权利。出质人应对由于其没有履行此等担保承诺、契约、担保、陈述或条件而给质权人造成的损失作出赔偿。

6.6 Provided that the Domestic Enterprise is insolvent, the Pledgors will transfer the residual assets obtained thereunder to Pledgee according to PRC laws.

如果内资公司清算，出质人将向质权人转让其依中国法取得的剩余资产。

7. Events of Default.

违约事项。

7.1	The occurrence of any one of the following events shall be regarded as an “Event of Default”:

如下事项将被视为违约事项:

7.1.1 This Agreement is deemed illegal by a governing authority of the PRC, or the Pledgor is incapable of continuing to perform the obligations herein due to any reason except force majeure;

该协议被中国监管部门视作非法，或出质人由于除不可抗力以外的任何原因不能继续履行本协议规定的义务；

7.1.2 The Domestic Enterprise fails to timely pay the Consulting Services Fee in full as required under the Consulting Service Agreement;

内资公司不能如期全额支付《咨询服务协议》中的服务费用；

7.1.3 A Pledgor makes any materially false or misleading representations or warranties under Section 5 herein, or breaches any warranties under Section 5 herein;

出质人在第5节作出任何重大错误说明或误导性的陈述或保证，或者出质人违反第5节中的保证；

7.1.4 A Pledgor or Domestic Enterprise breach the representations and warranties under Section 6 herein;

出质人或内资公司违反第6款规定的陈述与保证；

7.1.5 A Pledgor breaches any terms and conditions of this Agreement;

出质人违反协议规定的任何条款或条件；

7.1.6 A Pledgor transfers or assigns, cause to be transferred or assigned, or otherwise abandons the Pledged Collateral without the prior written consent of the Pledgee;

事先未经质权人的书面允许，出质人转让质押权利，或导致质押权利被转让，或放弃质押权利；

7.1.7 The Domestic Enterprise is incapable of repaying debt;

内资公司无力偿付债务；

7.1.8 The assets of a Pledgor are adversely affected so as to cause the Pledgee to believe that such Pledgor’s ability to perform the obligations herein is adversely affected;

出质人财产遭受不利影响导致质权人确信出质人履行本协议义务的能力也受到不利影响；

7.1.9 The successors or agents of the Domestic Enterprise refuse, or are only partly able, to perform the payment obligations under the Consulting Services Agreement;

内资公司的承继人或代理人拒绝履行，或仅能部分履行《咨询服务协议》中的支付义务；

7.1.10 The Pledgors or Domestic Enterprise breach Contractual Obligations.

任何出质人或内资公司对合同义务的违反。

7.2 A Pledgor shall immediately give a written notice to the Pledgee if such Pledgor is aware of or discovers that any event under Section 7.1 herein, or any event that may result in any one of the foregoing events, has occurred or is likely to occur.

出质人一旦意识到或发现7.1款中的事件或其他可能导致上述任一事件发生的因素，必须马上给予质权人书面通知。

7.3 Unless an Event of Default has been resolved to the Pledgee’s satisfaction within 15 days of its occurrence (the “Cure Period”), the Pledgee may, at any time thereafter, give a written default notice (the “Default Notice”) to the Pledgor and require the Pledgors to dispose the Pledged Collateral in accordance with Section 8 herein.

除非违约事项在发生后15天内（“补救期”）得到解决，并且质权人对此满意，质权人可以在此后给予出质人一个书面的违约通知（“违约通知”）并且要求出质人根据第8节规定的方式处分质押权利。

8. Exercise of Remedies.

补救措施。

8.1 Authorized Action by Secured Party. The Pledgors hereby irrevocably appoint Pledgee as the attorney-in-fact of the Pledgors for the purpose of carrying out the security provisions of this Agreement and to take any action and execute any instrument that the Pledgee may deem necessary or advisable to accomplish the purpose of this Agreement. Such power of attorney shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral) by any person, upon the occurrence an Event of Default. Pledgee shall not have any duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so.

被担保方的受权措施。出质人不可撤销地指定质权人为自己的事实代理人，以实现本协议担保条款之目的、并采取任何质权人认为对达到本协议目的必要的或有益的行动和签署此等文书。在违约事项发生时，该代理权将自动生效，无须任何人的任何行为（包括抵押物的转移）。质权人没有义务行使或保留上述权利，也不对未行使或延迟行使上述权利负责。

If an Event of Default occurs, or is already proceeding, Pledgee shall have the right to exercise the following rights:

如果一个违约事项发生，或者正在发展，质权人有权利行使如下权利：

(a) Collect by legal proceedings or otherwise, and endorse and/or receive all payments, proceeds and other sums and property now or hereafter payable on or on account of the Pledged Collateral;

基于法定程序或其它方式收取、背书、接收所有付款、价款以及现今及今后所有应收的因质押权利或基于质押权利而产生的款项和财产；

(b)  Enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Pledged Collateral;

参与关于处置、放弃、接受、或拥有其它财产交换质押权利的任何延期、重组、处置、兼并、合并等安排；

(c) After the delivery of written notice to the Pledgor, the Pledgee shall be entitled to all the remedy rights and powers under PRC laws and basic provisions of this Agreement, which is including but not limited to: disposing the Pledged Collateral through auction or sale. The Pledgee shall not bear any loss raised from the performance of aforesaid remedy rights and powers;

质权人有权在给与出质人书面通知后，行使其根据中国法律、本协议基本协议条款而享有的全部违约救济权利和权力，包括（但不限于）拍卖或变卖质押权利以优先受偿。质权人对其合理行使该等权利和权力造成的任何损失不负责任；

(d) Make any compromise or settlement, and take any action the Pledgee deems advisable, with respect to the Pledged Collateral;

就质押权利作出质权人认为有益的妥协或和解。

(e) Notify any obligor with respect to the Pledged Collateral to make payment directly to the Pledgee;

通知任何与质押权利有关的债务人直接付款给质权人；

(f) All rights of the Pledgors that they would otherwise be entitled to enjoy or exercise with respect to the Pledged Collateral, including without limitations the rights to vote and to receive distributions, shall cease without any further action by or notice, and all such rights shall thereupon become vested in the Pledgee; and

无需任何其他措施或通知，出质人应丧失原先所有对质押权利享有或行使的其他权利，包括但不限于投票权及获得分配的权利。这些权利应归属于质权人；并且

(g) The Pledgors shall execute and deliver to the Pledgee such other instruments as the Pledgee may request in order to permit the Pledgee to exercise the rights set forth herein.

出质人应按质权人要求签署和交付其他文据，以允许质权人行使本协议项下的权利。

8.2 Other Remedies. Upon the expiration of the Cure Period, the Pledgee, in addition to the remedies set forth in Section 8.1 or such other rights in law, equity or otherwise, may, without notice or demand on the Pledgors, elect any of the following:

其他补救措施。补救期限结束之后，质权人除了享有法律、股权和8.1条规定等的权利以外，还有权无须通知或经向出质人提出要求，而采取以下措施：

(a) Require the Pledgors to immediately pay all outstanding unpaid amounts due under the Consulting Services Agreement;

要求出质人立即支付《咨询服务协议》中的到期未支付费用的总额；

(b)  Exercise any and all rights as the beneficial and legal owner of the Pledged Collateral, including, without limitation, the transfer and exercise of voting and any other rights to the Pledged Collateral; and

行使作为质押权利合法所有人和受益人的所有权利，包括但不限于转让、行使涉及质押权利的投票权和任何其他权利；并且

(c)  Exercise any and all rights and remedies of a secured party under applicable laws.

行使可适用法律下被担保方的任何权利及补救措施。

8.3 The Pledgee has priority in the receipt of payments from the proceeds of auction or sale of the Pledged Collateral, in part or in whole, in accordance with legal procedures, until all payment obligations under the Consulting Services Agreement are satisfied.

质权人依法定程序对整体地或部分地拍卖或销售质押权利的价款具有优先受偿权，直至所有《咨询服务协议》下的付款义务偿清为止。

8.4 The Pledgors shall not hinder the Pledgee from exercising its rights in accordance with this Agreement and shall give necessary assistance so that the Pledgee may exercise its rights in full.

出质人不可阻碍质权人根据本协议行使权利，并应给予必要的帮助以确保质权人充分行使权利。

9. Assignment and Succession.

转让和继承

9.1  The Pledgors shall not assign or otherwise transfer the rights and obligations herein without the Pledgee’s prior written consent. The Pledgors and Domestic Enterprise, however, agree that to the extent permitted by PRC laws, the Pledgee shall transfer its rights and/or obligations to third party with the prior written notice to both Pledgors and Domestic Enterprise.

未经质权人的事先书面允许，出质人不得转让或以其他方式转移其权利和义务。但出质人及内资公司同意，在中国法律允许的前提下，在质权人通知出质人及内资公司后，即可将质权人在本协议项下的权利和/或义务转让给任何第三方。

9.2 This Agreement shall be binding upon each of the Pledgors and their respective successors and shall be binding on the Pledgee and each of its successor and assignee. Pledgors represent to the Pledgee that all necessary actions have been taken and all necessary documents have been signed by the Pledgors to ensure that the successor, guardian, spouse or other person who may obtain Equity Interest, shall not impair or impede the performance of this Agreement in case of the occurrence of decease, disability, divorce or other circumstance which may adversely affect the rights of Equity Interest.

本协议对每个出质人及其继承者有约束力，对质权人及其继承者及受让人有约束力。出质人向质权人保证，其已经做出一切妥善安排并签署一切需要的文件，保证在其去世、丧失行为能力、离婚或发生其他可能影响其行使股权的情形时，其继承人、监护人、债权人、配偶等可能因此取得内资公司股权或相关权利的人，不能影响或阻碍本协议的履行。

9.3 Upon the transfer or assignment by the Pledgee of any or all of its rights and obligations under the Consulting Service Agreement, the Pledgee’s transferee or assignee shall enjoy and undertake the same rights and obligations as the Pledgee under this Agreement. The Pledgors shall be notified of any such transfer or assignment by written notice and at the request of the Pledgee, the Pledgors shall execute such relevant agreements and/or documents with respect to such transfer or assignment.

如果质权人转让《咨询服务协议》中的权利和义务，其受让人应当享有和承担与质权人相同的权利和义务。质权人应将该转让书面通知出质人。出质人应按质权人要求签署涉及转让的相关协议及文件。

9.4  In the event of the Pledgee’s change in control resulting in the transfer or assignment of this Agreement, the Pledgors and the successor to the Pledgee shall execute a new equity pledge agreement.

如果质权人由于控制权改变而导致本协议转让，出质人应与质权人的承继人签署新的股权质押协议。

10.	Formalities, Fees and Other Charges.

手续，费用及其他支出。

10.1 The Pledgors shall be responsible for all the fees and expenses in relation to this Agreement, including, but not limited, to legal fees, cost of production, stamp tax and any other taxes and charges. If the Pledgee pays the relevant taxes in accordance with applicable law, the Pledgors shall fully reimburse the Pledgee of such taxes.

出质人将负责与该协议相关的所有费用，包括但不限于：法律费用、制作成本、印花税及其它税金和花费。如果质权人根据法律支付相关的税金，出质人将全额赔偿质权人该笔税金。

10.2 The Pledgors shall be responsible for all expenses (including, but not limited to, any taxes, application fees, management fees, litigation costs, attorney’s fees, and various insurance premiums in connection with the disposition of the Pledge) incurred by the Pledgee in its recourse to collect from the Pledgors arising from the Pledgors’ failure to pay any relevant taxes and fees.

由于出质人因某种原因没有支付应付的税金、费用而导致质权人寻求追索权而引起的费用由出质人承担（包括但不限于与处理质押有关的税金、申请费、管理费用、诉讼费、律师费及各种保险费）。

11.	Force Majeure.

不可抗力。

11.1 “Force Majeure” shall include, but not be limited, to acts of governments, acts of nature, fire, explosion, typhoon, flood, earthquake, tide, lightning, war, and any unforeseen events beyond a Party’s reasonable control or which cannot be prevented with reasonable care. However, any shortage of credit, capital or finance shall not be regarded as an event beyond a Party’s reasonable control. A Party affected by Force Majeure shall promptly notify the other Parties of such event in order to be exempted from such Party’s obligations under this Agreement.

不可抗力，包括但不限于：政府行为、自然力、火灾、爆炸、台风、洪水、地震、涨潮、闪电、战争、各方无法预料并超出合理控制范围或不能因维护得宜而预防的其他事项。但是，任何贷款、资金或融资的短缺不应被视作超出某方合理控制范围。受不可抗力影响的一方应立即通知其他方，以获得本协议下相关义务的豁免。

11.2 In the event that the affected Party is delayed or prevented from performing its obligations under this Agreement due to Force Majeure, the affected Party shall not be responsible for any damage caused by the delay or prevention of such performance, as long as such damage is within the scope of such delay or prevention. The affected Party shall take appropriate means to minimize or remove the effects of Force Majeure and attempt to resume performance of the obligations delayed or prevented by Force Majeure. When such Force Majeure ceases to exist, both Parties covenant and agree to resume the performance of this Agreement with their best efforts.

如果受影响一方由于不可抗力推迟或被阻碍履行其在协议中的义务，在推迟或阻碍的范围内，受影响方无须对该损失负责。受影响方需采取合适措施来最小化或去除不可抗力的影响，并恢复履行被不可抗力推迟或阻碍的义务。在不可抗力消除后，双方应尽最大努力恢复履行本协议。

12.        Confidentiality. The Parties hereby acknowledge and agree to ensure the confidentiality of all oral and written materials exchanged relating to this Agreement. No Party shall disclose any confidential information to any other third party without the other Parties’ prior written approval, unless: (a) such information was in the public domain at the time it was communicated (unless it entered the public domain without the authorization of the disclosing Party); (b) the disclosure was in response to the relevant laws, regulations, or stock exchange rules; or (c) the disclosure was required by any of the Party’s legal counsel or financial consultant for the purpose of the transaction underlying this Agreement. However, such legal counsel and/or financial consultant shall also comply with the confidentiality as stated hereof. The disclosure of confidential information by employees or agents of the disclosing Party is deemed to be an act of the disclosing Party, and such disclosing Party shall bear all liabilities for any breach of confidentiality.

保密条款。各方承认并同意保证与此文件相关的所有口头或书面往来资料的保密性。未经其他方的预先书面允许，任何一方不得向第三方提供保密信息 。但下述除外：（a）提供时已为公众获悉（除非该信息未经披露方授权即向公众披露）；（b）或依法律、法规股票、证券交易市场规则披露的信息；(c)基于本协议载明交易之目的，依各方的法律顾问或财务顾问要求向其披露的信息。但是，该法律顾问或财务顾问也应当遵守此节提出的保密要求。任何一方的员工或者代理人披露保密信息行为应被视为该方的行为，并且该方应承担违反保密义务的责任。

13.	Dispute Resolution.

争议的解决。

13.1 This Agreement shall be governed by and construed in accordance with the laws of the PRC.

本协议的应适用中华人民共和国的法律和依此解释。

13.2 The Parties shall strive to resolve any disputes arising from the interpretation or performance of this Agreement through amicable negotiations. If a dispute cannot be settled within 45 days, any Party may submit such dispute to Hangzhou Arbitration Commission (“HAC”) for arbitration. The arbitration shall abide by the then current rules of HAC, and the arbitration proceedings shall be conducted in Hangzhou, China in Chinese. The decision of HAC shall be final and binding upon the parties.

各方应当友好磋商解决对本协议的解释和履行所引发的争议。如果无法在协商45日内达成一致，各方应将此争议提交杭州仲裁委员会根据届时有效的该会规则进行仲裁。仲裁应在杭州进行，所有程序以中文进行。仲裁结果是终局的，并对于各方有约束力。

14.        Notices. Any notice given by the parties hereto for the purpose of performing the rights and obligations hereunder shall be in writing. If such notice is delivered by messenger, the time of receipt is the time when such notice is received by the addressee; if such notice is transmitted by facsimile, the time of receipt is the time when such notice is transmitted. If the notice does not reach the addressee by the end of the business day, the following business day shall be the date of receipt. The place of delivery is the Party’s address as set forth in the signature pages hereto or the address advised in writing including via facsimile.

通知。任何一方发出的、为本协议项下行使权利和履行义务之目的的通知应当为书面形式。当上述通知以专人送交时，通知送达时间为通知实际到达被通知人的时间；当通知以传真形式传送，通知送达时间为接受传送时间。假如通知没在工作日送达被通知人，该日的下一个工作日应视为送达日，递送地址为各方签字页上的地址，或是以传真等方式书面告知的地址。

15.        Entire Contract. The Parties agree that this Agreement constitutes the entire agreement of the Parties upon its effectiveness and supersedes all prior oral and/or written agreements and understandings relating to this Agreement.

协议的完整性。各方承认本协议一经生效即构成各方之间的完整协议，并取代任何先前和同时期所有的口头和/或书面协议及谅解。

16.        Severability. If any provision or provisions of this Agreement shall be held by a proper authority to be invalid, illegal, unenforceable or in conflict with the laws and regulations of the PRC, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

协议的可分性。如果本协议中某些规定经恰当的权威机关认定无效、非法、不可执行或与中国法律法规冲突，该无效条款不应影响或削弱其他条款的有效性、合法性和可执行性。

17.        Amendment or Supplement.

改正和补充。

17.1 The Parties may amend or supplement this Agreement in writing, provided that such amendment shall be duly executed and signed by the Pledgee, the Domestic Enterprise, and such Pledgors collectively holding a majority of the Equity Interests, and such amendment shall thereupon become a part of this Agreement and shall have the same legal effect as this Agreement.

各方可用书面方式修改和补充本协议，修正应经质权人、内资公司以及合计持有多数股权的出质人适当签署。此等修正将成为本协议的一部分，并与本协议具有相同的法律效力。

17.2 This Agreement and any amendments, modification, supplements, additions or changes hereto shall be in writing and come into effect upon being executed and stamped by the parties hereto. The registration of the Pledge under section 4 will not affect the validity and enforcement of this Agreement.

协议和任何改正、修改、补充、附加及改变均应以书面方式，自各方签署并盖章之日起生效。第4条规定之质押登记不影响本协议的生效和执行。

18.        Language and Copies of the Agreement. This Agreement shall be executed in both English and Chinese in four (4) original copies. Each Party shall receive one (1) original copy, all of which shall be equally valid and enforceable. In case of any discrepancies among the different languages, the Chinese version shall prevail.

语言和协议的份数。本协议由中英文制作四份。各方持有一份，每份具有相同的法律效力。当本协议中英文含义不一致时，以中文文本为准。

[SIGNATURE PAGE FOLLOWS]

[以下是签字页]

IN WITNESS WHEREOF this Agreement is duly executed by each Party or its legal representatives/ authorized representative as of the date first set forth above.

兹证明，本协议由各方或者各方的法定代表人/被授权人在首页所述日期签订。

PLEDGEE:	Hangzhou Ruiran Technology Co., Ltd
质权人：	杭州瑞然科技有限公司
法定代表人/或被授权人(签字)
Name: 吴昊天
姓名: WU, Haotian
Title: Executive director/general manager
职务:执行董事/总经理

PLEDGOR SIGNATURE PAGE

出质人签字

PLEDGORS:

出质人

For Entity

法人

[●]

Legal/Authorized Representative: ______________________

法定代表人/或被授权人（签字）

Name: [●]

姓名: [●]

Title: [●]

职务: [●]

For Individual

个人

____________________

Name: [●]

姓名：[●]

ID Card No.: [●]

身份证号: [●]

Domestic Enterprise:

内资公司:

[●]

[●]

Legal/Authorized Representative: ______________________

法定代表人/或被授权人（签字）

Name: [●]

姓名: [●]

Title: [●]

职务: [●]